united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

TEBRX

Semi-Annual Report

September 30, 2017

1-866-209-1964

www.tebergfund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Dear fellow shareholder,

The Teberg Fund achieved one of the strongest six-month returns in its history with a 6.47% gain for the period from April 1, 2017 through September 30, 2017, which is covered in this report. The Fund’s share price rose $0.69 cents per share, starting at $10.17 on the first trading day in April and ending at $10.86 on the last trading day in September.

You likely noticed this gain when you opened your September 30, 2017 quarterly account statements and saw it reflected in your bottom-line values. That’s ultimately what matters most to our shareholders, including myself.

The market continues its historic climb . . .

The indexes also had a strong period, with the S&P 500® Index (S&P), the Fund’s benchmark, gaining 7.71% and the Dow Jones Industrial Average (Dow) moving even further ahead with a 9.76% return.

The pundits who’ve been predicting the end of this historic bull market over the course of its eight-year run were again proven wrong, as new highs seemed to defy history and in some cases common sense. Instead of winding down, the market gained momentum during the period and broke the 22,000 ceiling on August 2, 2017. This record was upset briefly on August 17 when the market dropped nearly 275 points on news of the terrorist attack in Barcelona, Spain, but recovered quickly.

What seems to distinguish this period from others we’ve reported on in the recent past is the lack of volatility. For example, our 2016 semi-annual report covering the same period last year included discussion of the market’s negative reaction to the June 2016 British vote to leave the European Union. This event created so much attention, it soon acquired the buzzword “Brexit” and sparked speculation of dire financial outcomes that rocked both European and domestic markets.

And then there was the turmoil surrounding the U.S. presidential election, which put market analysts and average investors on high alert for much of 2016. Both the S&P and the Dow managed double-digit growth for the year, but not without some memorable roller-coaster days.

A steadier ride up . . .

This period was not without hiccups for the market, but in most cases it recovered quickly and continued on an upward trajectory. Even the historically challenging summer months failed to stop the market, which continued to grow during June, July and August.

This growth was halted briefly on September 5, 2017, one of the other notable down days of the period. The Dow dropped 234 points on fears of the increased tension between the U.S. and North Korea. These fears continued to rattle the market throughout the remainder of September but not enough to chip away at the overall gain for the period.

It’s tough to talk about “the Trump rally” without reigniting debate about the controversial election, but there’s no denying the market has done well since the 45th president took office. Corporate earnings are good, job numbers have improved, and there is enthusiasm for what may be considered a more pro-business environment in Washington. Even though there seems to be more chaos than action so far, the perception that business will thrive under a Trump administration appears to remain strong.

What helped and hurt The Teberg Fund’s performance . . .

Something else that distinguished this period from others in the past was the stability of the Fund’s portfolio, which looked almost the same on the first day of the period as it did on the last. This decrease in trading activity was due in great part to the apparent lack of volatility during the period as evidenced by the numerous technical indicators we follow. In past periods when these signals pointed to high volatility, stops were set on the Fund’s exchange-traded funds (ETFs) in an effort to help contain S&Pnside risk. When the market dropped, these stops triggered sells.

Our research during this period signaled far less volatility, which made it seem less critical to set stops on all or most of the ETFs in the portfolio. Therefore, there was less trading, and the portfolio was more fully invested for the entire period. This proved to be the right strategy in such a consistently strong market and definitely boosted the Fund’s performance. Without exception, all of the positions in the portfolio increased in value during the period, including the high-yield bond holdings.

Of the few trades placed during the period, two purchases in May of a biotechnology ETF and a technology ETF stand out as being very successful. Both gained substantially during the remaining months of the period, and in hindsight it would have smart to have purchased more of each.

Although the Fund’s return lagged those of the S&P and Dow, we were satisfied with the way the portfolio was allocated throughout the period and certainly can’t pinpoint positions which hurt the performance. It’s easy to look back and see exactly what would have been the ideal composition, but it seems more practical to focus instead on what we consider a gratifying gain for the period.

As we prepare for the long winter season, which arrived early here in Duluth, it may seem more manageable after seeing the hurricanes, floods and fires in other parts of the country. Maybe snow and cold isn’t so bad after all.

Best wishes for a good finish to the year,

Curtis A. Teberg

Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

A Stop Order is an order to buy or sell a security when its price surpasses a particular point, thus ensuring a greater probability of achieving a predetermined entry or exit price and potentially limiting the investor’s loss or locking in profits.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3971-NLD-11/09/2017

The Teberg Fund
Portfolio Review
September 30, 2017 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2017, compared to its benchmarks:

					Since April 1,
			Five Year	Ten Year	2002
	Six Month	One Year	(Annualized)	(Annualized)	(Annualized)*
The Teberg Fund	6.47%	14.08%	5.75%	3.43%	4.65%
S&P 500® Index	7.71%	18.61%	14.22%	7.44%	7.38%
Dow Jones Industrial Average	9.76%	25.45%	13.57%	7.72%	7.77%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.54%, before any fee waivers, per the August 1, 2017 Prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

*	The Teberg Fund commenced operations on April 1, 2002.

The Teberg Fund
EXPENSE EXAMPLES
at September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.

You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	4/1/17	9/30/17	4/1/17 – 9/30/17*	4/1/17 – 9/30/17
Actual	$1,000.00	$1,064.70	$9.06	1.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85	1.75%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

The Teberg Fund
Allocation of Portfolio Assets
September 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments as of September 30, 2017.

Please refer to the Schedule of Investments for a detailed analysis of the Fund’s holdings.

The Teberg Fund
Schedule of Investments (Unaudited)
at September 30, 2017

Shares		Fair Value
	COMMON STOCK - 5.6%
6	Berkshire Hathaway, Inc. - Class A *	$1,648,440
	TOTAL COMMON SOTCK (Cost - $714,296)	1,648,440

	EQUITY FUNDS - 3.0%
17,065	Fidelity Low-Priced Stock Fund	885,001
	TOTAL EQUITY FUNDS (Cost - $716,414)	885,001

	EXCHANGE TRADED FUNDS - 60.3%
47,000	Financial Select Sector SPDR Fund	1,215,420
23,125	iShares Core S&P Small-Cap ETF	1,716,337
1,400	iShares Nasdaq Biotechnology ETF	467,026
4,650	iShares PHLX Semiconductor ETF	737,351
15,900	iShares Russell 2000 ETF	2,356,062
17,400	PowerShares QQQ Trust Series 1	2,530,830
10,700	SPDR Dow Jones Industrial Average ETF Trust	2,394,874
3,160	SPDR S&P MidCap 400 ETF Trust	1,031,203
9,300	SPDR S&P500 ETF Trust	2,336,439
16,400	Technology Select Sector SPDR Fund	969,240
22,500	VanEck Vectors Semiconductor ETF	2,099,700
	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,262,480)	17,854,482

	FIXED INCOME FUNDS - 30.1%
2,276,314	Franklin High Income Fund	4,347,761
668,299	John Hancock High Yield Fund	2,359,094
244,610	PIMCO High Yield Fund	2,216,170
	TOTAL FIXED INCOME FUNDS (Cost - $7,943,024)	8,923,025

	MONEY MARKET FUND - 1.1%
317,923	Invesco STIT Government Agency Portfolio - Institutional, 0.93% +	317,923
	TOTAL MONEY MARKET FUNDS (Cost - $317,923)	317,923

	TOTAL INVESTMENTS (Cost - $24,954,137) - 100.1% (a)	$29,628,871
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(13,945)
	NET ASSETS - 100.0%	$29,614,926

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

+	Money market fund; interest rate reflects 7-day annualized yield as of September 30, 2017

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,953,269 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,675,603
Unrealized depreciation	(1)
Net unrealized appreciation	$4,675,602

The Teberg Fund
Statement of Assets and Liabilities (Unaudited)
at September 30, 2017

ASSETS
Investments in securities, at value (identified cost $24,954,137)	$29,628,871
Receivables
Dividends and interest	26,682
Fund shares sold	804
Prepaid expenses	7,300
Total assets	29,663,657

LIABILITIES
Payables
Due to Advisor	19,259
Audit fees	7,068
Distribution (12b-1) fees payable	6,056
Printing fees	5,136
Fund shares redeemed	4,001
Administration fees	3,424
Custodian fees	2,329
Payable to related parties	170
Accrued other expenses	1,288
Total liabilities	48,731
NET ASSETS	$29,614,926

Net asset value, offering and redemption price per share ($29,614,926 / 2,727,116 shares outstanding; unlimited number of shares (par value $0.01) authorized)	$10.86

COMPONENT OF NET ASSETS
Paid-in capital	$28,077,724
Accumulated net investment income	403,517
Accumulated net realized loss on investments	(3,541,049)
Net unrealized appreciation on investments	4,674,734
NET ASSETS	$29,614,926

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2017

INVESTMENT INCOME
Dividends	$385,338
Interest	1,387
Total Income	386,725

Expenses
Advisory fees	184,927
Distribution fees	36,986
Administration fees	18,551
Transfer agent fees	14,289
Fund accounting fees	13,762
Legal fees	12,750
Printing fees	12,750
Audit fees	7,521
Chief Compliance Officer fee	7,521
Trustee fees	6,268
Registration fees	5,014
Custody fees	3,761
Insurance	752
Miscellaneous fees	1,253
Total expenses	326,105
Less: Fees waived by the advisor	(67,199)
Net expenses	258,906
Net Investment Income	127,819

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on security transactions	269,689
Capital gain distributions from regulated investment companies	58,024
Net change in unrealized appreciation on investments	1,399,317
Net realized and unrealized gain on investments	1,727,030
Net Increase in Net Assets Resulting from Operations	$1,854,849

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2017	Year Ended
	(Unaudited)	March 31, 2017
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$127,819	$325,186
Net realized gain on security transactions	269,689	967,026
Capital gain distributions from regulated investment companies	58,024	39,449
Net change in unrealized appreciation on investments	1,399,317	1,624,287
Net increase in net assets resulting from operations	1,854,849	2,955,948

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	98,176	677,301
Payments for shares redeemed	(1,801,785)	(5,085,681)
Net decrease in net assets derived from change in outstanding shares	(1,703,609)	(4,408,380)

Total increase/(decrease) in net assets	151,240	(1,452,432)

NET ASSETS
Beginning of period	29,463,686	30,916,118
End of period *	$29,614,926	$29,463,686

* Includes undistributed net investment income of:	$403,517	$275,698

SHARE ACTIVITY
Shares sold	8,772	70,501
Shares redeemed	(170,551)	(528,680)
Net decrease in shares	(161,779)	(458,179)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS

The Table below sets forth financial data for one share of beneficial interest throughout each period presented

	Six Months Ended
	September 30, 2017		Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	(Unaudited)		March 31, 2017	March 31, 2016		March 31, 2015		March 31, 2014	March 31, 2013
Net asset value, beginning of period	$10.20		$9.24	$11.55		$10.91		$10.41	$10.70
Income from investment operations:
Net investment income/(loss) (1)	0.05		0.11 (2)	(0.06	) (2)	(0.01	) (2)	0.15 (2)	0.23
Investment restriction violation	—		—	—		—		—	0.04	(3)
Net realized and unrealized gain/(loss) on investments	0.61		0.85	(1.21)		1.32		0.58	(0.37)
Total from investment operations	0.66		0.96	(1.27)		1.31		0.73	(0.10)
Less distributions:
From net investment income	—		—	—		(0.03)		(0.23)	(0.19)
From net realized gain	—		—	(1.04)		(0.64)		—	—
Total distributions	—		—	(1.04)		(0.67)		(0.23)	(0.19)
Net asset value, end of period	$10.86		$10.20	$9.24		$11.55		$10.91	$10.41
Total return (4)	6.47	% (5)	10.39%	(11.68)%		11.75%		7.03%	(0.83	)% (3)
Ratios/supplemental data:
Net assets, at end of period (000s)	$29,615		$29,464	$30,916		$35,753		$33,182	$34,041
Ratio of expenses to average net assets (6):
Before expense waiver	2.20	% (7)	2.14%	2.08%		2.06%		2.06%	2.30%
After expense waiver	1.75	% (7)	1.75%	1.75%		1.75%		1.75%	2.18	% (8)
Ratio of net investment income/(loss) to average net assets (1,6):
Before expense waiver	0.41	% (7)	0.70%	(0.88)%		(0.36)%		1.08%	2.13%
After expense waiver	0.86	% (7)	1.10%	(0.55)%		(0.05)%		1.40%	2.25%
Portfolio Turnover Rate	8.09	% (5)	101.03%	332.00%		362.20%		303.65%	277.07%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Includes increase from payments made by the Advisor and net gain realized of 0.39% related to the disposal of securities held in violation of investment restrictions. Without these transactions, total return would have been (1.22)%.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not Annualized.

(6)	Does not include expenses of investment companies in which the Fund invests.

(7)	Annualized.

(8)	Effective December 30, 2012, the expense cap was contractually reduced from 2.50% to 1.75%.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2017

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

A.	Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2017 continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2014 to March 31, 2016, or expected to be taken in the Fund’s March 31, 2017 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D.	Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund.

E.	Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

F.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

G.	Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2017 continued

H.	Exchange-Traded Funds: The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTE 3 – SECURITIES VALUATION

Fair Valuation Process: As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2017 continued

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,648,440	$—	$—	$1,648,440
Equity Funds	885,001	—	—	885,001
Exchange Traded Funds	17,854,482	—	—	17,854,482
Fixed Income Funds	8,923,025	—	—	8,923,025
Money Market Funds	317,923	—	—	317,923
Total	$29,628,871	$—	$—	$29,628,871

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

NOTE 4 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisors, Inc. (the “Advisor”) serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended September 30, 2017, the Advisor earned advisory fees of $184,927.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed at least until July 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.75% of the Fund’s daily average net assets (the “expense limitation”). For the six months ended September 30, 2017, the Advisor waived $67,199 in fees under the Waiver Agreement.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2017 continued

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the lessor of the expense limitation then in place or in place at time of waiver, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of September 30, 2017, the total amount of expense reimbursement subject to recapture amounted to $334,958, of which $108,299 will expire on March 31, 2018, $110,142 will expire on March 31, 2019 and $116,517 will expire on March 31, 2020.

Distributor – The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $36,986 in distribution fees were incurred during the year ended September 30, 2017.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended September 30, 2017, amounted to $2,368,302 and $3,951,624, respectively.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2017 continued

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions for the fiscal year ended March 31, 2017. The tax character of distributions for the year ended March 31, 2016 were as follows:

Fiscal Year Ended
March 31, 2016
Ordinary Income	$3,044,896
Long-Term Capital Gain	92,643
$3,137,539

As of March 31, 2017, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$275,698	$—	$—	$(3,868,762)	$—	$3,275,417	$(317,647)

At March 31, 2017, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$3,868,762	$—	$3,868,762

NOTE 7 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there were no events requiring adjustment or disclosure in the financial statements.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISOR
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/8/17

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/8/17